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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 24, 2003

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




          MISSOURI                    1-11848                 43-1627032

(State or other Jurisdiction        (Commission              (IRS Employer
       of Incorporation)            File Number)         Identification Number)




                         1370 TIMBERLAKE MANOR PARKWAY
                         CHESTERFIELD, MISSOURI 63017

                    (Address of Principal Executive Office)



                                 (636) 736-7439

              (Registrant's telephone number, including area code)




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibit 99.1       Press release dated April 24, 2003.


ITEM 9.           REGULATION FD DISCLOSURE

On April 24, 2003, Reinsurance Group of America, Incorporated issued a press release announcing the Company's earnings for the three months ended March 31, 2003. A copy of this press release is furnished with this report as
Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Reinsurance Group Of America, Incorporated

Date: April 25, 2003               By:    /s/ Jack B. Lay
                                          ----------------------------------
                                   Name:  Jack B. Lay
                                   Title: Executive Vice President and
                                            Chief Financial Officer


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                                 EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of Reinsurance Group of America, Incorporated
                  dated April 24, 2003.



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